EXHIBIT 10.2


                                                                  Execution Copy
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                               SIXTH AMENDMENT TO


                     AMENDED AND RESTATED CREDIT AGREEMENT


                          Dated as of August 31, 2001


                                     Among


                  LABORATORY CORPORATION OF AMERICA HOLDINGS,
                                  as Borrower,


                            THE BANKS NAMED HEREIN,
                                 as Banks, and


                          CREDIT SUISSE FIRST BOSTON,
                            as Administrative Agent





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


                         SIXTH AMENDMENT TO AMENDED AND
                           RESTATED CREDIT AGREEMENT


     SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 31, 2001 (this "Amendment") among LABORATORY CORPORATION OF AMERICA HOLDINGS, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Banks") listed on the signature pages hereof, and CREDIT SUISSE FIRST BOSTON, as administrative agent (the "Administrative Agent") for the Lenders hereunder.

                             PRELIMINARY STATEMENTS

     The parties hereto (i) have entered into an Amended and Restated Credit Agreement dated as of March 31, 1997, as amended as of September 30, 1997, February 25, 1998, May 7, 1999, June 7, 2000 and March 14, 2001 (the "Credit Agreement") providing for, among other things, the Lenders to lend to the Borrower up to $1,143,750,000 on the terms and subject to the conditions set forth therein and (ii) desire to amend the Credit Agreement in the manner set forth herein. Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   AMENDMENTS


     SECTION 1.01 Amendment to Covenant Prohibiting Issuance of Capital Stock.
Section 5.02(e) of the Credit Agreement is hereby amended by adding the following new Section 5.02(e)(vii):

                  "(vii) the Borrower may issue and sell unsecured, subordinated zero coupon convertible bonds to the extent permitted by
         Section 5.02(j)(xiv) hereof, and may issue any capital stock issuable on any conversion, redemption or repurchase of such bonds required to be made by Borrower in accordance with the terms of such bonds."

                                  ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     SECTION 2.01 Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Borrower's charter or by-laws.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment.

                  (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity.

                  (e) The representations and warranties contained in Section
         4.01 of the Credit Agreement are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof.

                  (f) No event has occurred and is continuing which constitutes a Default.

                                  ARTICLE III

                                 MISCELLANEOUS

     SECTION 3.01 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

     SECTION 3.02 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed

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counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 3.03 Effect on the Credit Agreement. Upon execution and delivery of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Credit Agreement in any Loan Document (as defined in the Credit Agreement) shall mean and be a reference to the Credit Agreement, as amended hereby. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

     Each of the undersigned has caused this Amendment to be executed by its respective officer or officers thereunto duly authorized, as of the date first written above.


BORROWER:                               LABORATORY CORPORATION OF AMERICA
                                           HOLDINGS


                                        By: /s/ Bradford T. Smith
                                           -------------------------------------
                                           Name:  Bradford T. Smith
                                           Title: Executive Vice President



ADMINISTRATIVE                          CREDIT SUISSE FIRST BOSTON,
AGENT:                                     as Administrative Agent


                                        By: /s/ Julia P. Kingsbury
                                           -------------------------------------
                                           Name:  Julia P. Kingsbury
                                           Title: Vice President


                                        By: /s/ Karl M. Studer
                                           -------------------------------------
                                           Name:  Karl M. Studer
                                           Title: Director

                                        CREDIT SUISSE FIRST BOSTON


                                        By: /s/ Karl Studer
                                           -------------------------------------
                                           Name:  Karl Studer
                                           Title: Director


                                        By: /s/ Thomas Haller
                                           -------------------------------------
                                           Name:  Thomas Haller
                                           Title: Associate


                        [SIXTH AMENDMENT SIGNATURE PAGE]

                                        WESTDEUTSCHE LANDESBANK GIROZENTRALE
                                        New York Branch, as Lender


                                        By: /s/ Martin Clements
                                           -------------------------------------
                                           Name:  Martin Clements
                                           Title: Director


                                        By: /s/ Lars Kickstein
                                           -------------------------------------
                                           Name:  Lars Kickstein
                                           Title: Manager



                        [SIXTH AMENDMENT SIGNATURE PAGE]

                                        CREDIT LYONNAIS
                                        New York Branch,
                                           as Lender


                                        By: /s/ Charles H. Heidsieck
                                           -------------------------------------
                                            Name:  Charles H. Heidsieck
                                            Title: Senior Vice President



                        [SIXTH AMENDMENT SIGNATURE PAGE]

                                        THE CHASE MANHATTAN BANK,
                                           as Lender


                                        By: /s/ Peter M. Hayes
                                           -------------------------------------
                                           Name:  Peter M. Hayes
                                           Title: Vice President



                        [SIXTH AMENDMENT SIGNATURE PAGE]

                                        FIRST UNION NATIONAL BANK,
                                           as Lender


                                        By: /s/ Douglas T. Davis
                                           -------------------------------------
                                           Name:  Douglas T. Davis
                                           Title: Senior Vice President



                        [SIXTH AMENDMENT SIGNATURE PAGE]

                                        BANK OF AMERICA, N.A.,
                                           as Lender


                                        By: /s/ Philip S. Durand
                                           -------------------------------------
                                           Name:  Philip S. Durand
                                           Title: Principal



                        [SIXTH AMENDMENT SIGNATURE PAGE]

                                        WACHOVIA BANK, N.A.,
                                           as Lender


                                        By: /s/ Brantley Echols
                                           -------------------------------------
                                           Name:  Brantley Echols
                                           Title: Senior Vice President



                        [SIXTH AMENDMENT SIGNATURE PAGE]

                                        SOCIETE GENERALE,
                                           as Lender


                                        By: /s/ Eric Wormser
                                           -------------------------------------
                                           Name:  Eric Wormser
                                           Title: Managing Director



                        [SIXTH AMENDMENT SIGNATURE PAGE]

                                        UBS AG
                                        Stamford Branch,
                                           as Lender


                                        By: /s/ Gregory H. Raue
                                           -------------------------------------
                                           Name:  Gregory H. Raue
                                           Title: Executive Director
                                                  Leverage Finance


                                        By: /s/ Wilfred V. Saint
                                           -------------------------------------
                                            Name:  Wilfred V. Saint
                                            Title: Associate Director
                                                   Banking Products Services, US



                        [SIXTH AMENDMENT SIGNATURE PAGE]

                                        DEUTSCHE BANK AG
                                        New York Branch and/or Cayman Islands
                                           Branch, as Lender


                                        By: /s/ Stephanie Strohe
                                           -------------------------------------
                                           Name:  Stephanie Strohe
                                           Title: Vice President


                                        By: /s/ Joel Makowsky
                                           -------------------------------------
                                           Name:  Joel Makowsky
                                           Title: Vice President



                        [SIXTH AMENDMENT SIGNATURE PAGE]

                                        BAYERISCHE LANDESBANK GIROZENTRALE
                                        Cayman Islands Branch,
                                           as Lender


                                        By: /s/ Hereward Drummond
                                           -------------------------------------
                                           Name:  Hereward Drummond
                                           Title: Senior Vice President


                                        By: /s/ Wolfgang Kottmann
                                           -------------------------------------
                                           Name:  Wolfgang Kottmann
                                           Title: Vice President, Manager



                        [SIXTH AMENDMENT SIGNATURE PAGE]

                                        BNP PARIBAS,
                                           as Lender


                                        By: /s/ Jerome d'Humieres
                                           -------------------------------------
                                           Name:  Jerome d'Humieres
                                           Title: Vice President


                                        By: /s/ Nathalie Herrington
                                           -------------------------------------
                                           Name:  Nathalie Herrington
                                           Title: Vice President



                        [SIXTH AMENDMENT SIGNATURE PAGE]

                                        SUMITOMO MITSUI BANKING CORPORATION,
                                           as Lender


                                        By: /s/ Eric Seeley
                                           -------------------------------------
                                           Name:  Eric Seeley
                                           Title: Vice President



                        [SIXTH AMENDMENT SIGNATURE PAGE]